SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002 (August 12, 2002)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	333-41863	62-1470956
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

National Health Investors, Inc.
Report on Form 8-K
August 12, 2002
TABLE OF CONTENTS

Item 4.	Changes to Registrant's Certifying Accountants	3
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits	3
Signature		4
Exhibit 99.9	Press release dated August 12, 2002	5

FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.

Item 4. Changes to Registrant's Certifying Accountants

On August 12, 2002, the Board of Directors of National Health Investors, Inc. ("NHI") appointed Ernst & Young LLP ("E&Y") as its new independent accountants, effective immediately. The decision to select E&Y was approved by NHI's Board of Directors upon the recommendation of its Audit Committee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

None Required.

Number	Exhibit
99.9	Press release dated August 12, 2002.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: August 12, 2002

For Release August 12, 2002

Contact: Gerald Coggin, V. P. of Investor Relations

Phone: (615) 890-9100

NHI Board approves Ernst & Young LLP

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI and NHIPr) announced today the appointment of Ernst & Young LLP as its new independent accountants, effective immediately. The decision to select Ernst & Young LLP was approved by NHI's Board of Directors upon the recommendation of its Audit Committee.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common and preferred stocks of the company trade on the New York Stock Exchange with the symbols NHI and NHIPr respectively. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.NHInvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgement as of the date of this release.